                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  April 17, 1995





                         WESTERN MICRO TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



             California                  0-11560               94-2414428
    (State or Other Jurisdiction       (Commission           (I.R.S. Employer
          of Incorporation)            File Number)       Identification Number)



         12900 Saratoga Avenue, Saratoga, CA                      95070
       (Address of principal executive offices)                 (Zip Code)


                                 (408) 725-1660
                        (Registrant's telephone number,
                              including area code)


                                                 Page 1 of 4
                                                 Exhibit Index located at page 4
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Item 5.          Other Events.

                 Registrant signed a letter of intent, attached hereto as
Exhibit 99.1, which is incorporated herein by reference and made a part of this Current Report on Form 8-K, relating to the sale of its electronic semiconductor components distribution business to Reptron Electronics, Inc., a Florida corporation. It is proposed that Reptron acquire Registrant's semiconductor components related inventory and certain receivables, furniture and equipment, and assume certain payables, for cash at a price of approximately net book value. In addition, Reptron will agree to assume certain of Registrant's lease obligations.

                 The Registrant's press release dated April 17, 1995 announcing the signing of this letter of intent attached hereto as Exhibit 99.2, is incorporated herein by reference and made a part of this Current Report on Form 8-K.

                 The Registrant's press release dated April 24, 1995 announcing its financial results for the year ended December 31, 1994, attached hereto as
Exhibit 99.3, is incorporated herein by reference and made a part of this Current Report on Form 8-K.


Item 7.          Financial Statements and Exhibits.

                 (c)  Exhibits.

                        99.1 Letter of Intent dated April 14, 1995 between Western Micro Technology, Inc. and Reptron, Inc.

                        99.2   Press Release dated April 17, 1995.

                        99.3   Press Release dated April 24, 1995.





                                                 Page 2 of 4
                                                 Exhibit Index located at page 4
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 25, 1995

                                                 WESTERN MICRO TECHNOLOGY, INC.



                                                  By /s/ P. SCOTT MUNRO
                                                     --------------------------





                                                 Page 3 of 4
                                                 Exhibit Index located at page 4
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                                 EXHIBIT INDEX


                                                                                     Sequentially
      Exhibit No.                     Description                                    Numbered Page
      -----------                     -----------                                    -------------
         99.1           Letter of Intent dated April 14, 1995 between Western
                        Micro Technology, Inc. and Reptron, Inc.

         99.2           Press Release dated April 17, 1995

         99.3           Press Release dated April 24, 1995





                                                 Page 4 of 4
                                                 Exhibit Index located at page 4